UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 15, 2004
(Date of Earliest Event Reported)

VALENTIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	94-3156660
(State or Other Jurisdiction of Incorporation or Organization)	0-22987	(I.R.S. Employer Identification No.)

863A Mitten Road
Burlingame, California 94010

(Address of Principal Executive Offices)

(650) 697-1900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                      Results of Operations and Financial Condition.

On November 15, 2004, Valentis, Inc. announced results for its first fiscal quarter ended September 30, 2004.  A copy of the press release regarding this announcement is furnished as Exhibit 99.1 to this report.

ITEM 9.01                         Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Text of Press Release, dated November 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2004

VALENTIS, INC.

	By:	/s/ JOSEPH A. MARKEY
Joseph A. Markey
Senior Director of Finance and Controller (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Press Release, dated November 15, 2004.